Prospectus Supplement dated August 31, 2005 to:	227962 8/05

PUTNAM HIGH YIELD TRUST

Prospectuses dated December 30, 2004

The sixth paragraph and table under the heading “Who manages the fund?” are replaced with the following:

The following team members coordinate the team’s management of the fund’s portfolio.  Their experience as investment professionals over the last five years is shown.  The following table also shows the dollar range of shares of the fund owned by these professionals as of September 30, 2004, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

Portfolio Leader	Joined Fund	Employer	Positions Over Past Five Years	Dollar Range of Fund Shares Owned
Paul D. Scanlon	2002	Putnam Management 1999 – Present	Team Leader, U.S. High Yield Previously, Portfolio Manager; Analyst	$10,001 - $50,000
Portfolio Members	Joined Fund	Employer	Positions Over Past Five Years	Dollar Range of Fund Shares Owned
Norman P. Boucher	2005 (also served from 2002-2004)	Putnam Investments Limited 1998 – Present	Portfolio Manager Previously, Trader; Analyst	N/A*
Geoffrey G. Kelley	2005	Putnam Management 1994 – Present	Portfolio Manager Previously, Quantitative Portfolio Specialist	N/A*
Robert L. Salvin	2005	Putnam Management 2000 – Present	Portfolio Manager Previously, Analyst; Equity Capital Market Specialist	N/A*

* Became a portfolio member of the fund after September 30, 2004.